Exhibit 99.2

                                 PROMISSORY NOTE

$300,000                                                        Denver, Colorado
                                                                   June 25, 2004

      FOR VALUE RECEIVED, the undersigned, YDI Wireless, Inc., a Delaware corporation ("YDI"), on behalf of itself and all of its subsidiaries (collectively, "Maker"), hereby jointly and severally promise to pay to the order of Ricochet Investments, LLC, a Colorado limited liability company (hereinafter referred to as "Holder"), at such address or to such account as shall be specified by Holder from time to time, in U.S. currency, the principal sum of Three Hundred Thousand Dollars (U.S. $300,000.00). Payments shall be made in immediately available funds on the 1st day of each month, beginning July 1, 2004, and continuing through June 1, 2007, in 36 equal installments of accrued interest and principal, with all accrued interest and any principal balance which remains outstanding being finally due and payable on June 1, 2007. Payments shall be made in the amounts set forth on the amortization schedule attached to this Note. As of the date of this Note, Holder has instructed Maker to send such payments to Holder's account at First National Bank of Colorado, 515 17th Street, Denver, CO 80202, Contact Person - Will Gunlicks, 303-308-3840.

      Commencing on the date hereof, interest shall accrue on the principal amount outstanding from time to time at the rate of 8.0% per annum. Notwithstanding the foregoing, if Maker should fail to pay any amount payable under this Note on or before its due date, interest shall accrue from such due date on such unpaid amount at the rate of 18.0% per annum, until such overdue amount has been paid.

      Maker shall have the right to prepay all or part of the principal balance together with all interest accrued thereon without penalty. All payments made on this Note shall first be applied to costs and expense of collection, if any, then to all interest accrued to the date of payment, and then to reduce the principal balance outstanding.

      The principal balance hereof, together with all accrued interest thereon, may at the option of Holder, be declared to be immediately due and payable upon
(1) any default in the payment in full, when due, of any amount payable hereunder which is not cured within five (5) business days after notice from Holder, (2) YDI making any assignment for the benefit of creditors, or (3) YDI commencing, or having commenced against it, any case, proceeding or other action seeking to to adjudicate YDI as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or other relief under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar fiduciary, with respect to the business or property of YDI which, if commenced against YDI, is not stayed or dismissed within 90 days. Failure to declare this Note due upon any such default or event, or the acceptance at any time of less than the total amount due, shall not be deemed a waiver of the right to exercise the same or any other remedy or remedies at that time or any other time, with respect to the same or any other default(s) or event(s).

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      Each Maker and all other makers, endorsers and guarantors of this Note or any other person who is now or may hereafter become primarily or secondarily liable for the payment of this Note: (1) expressly waive presentment for payment, demand, protest, and notice of dishonor; (2) consent to any and all renewals, extensions, accelerations or postponements of the time of payment or any other indulgence, substitution or release of any party or person primarily or secondarily liable on this Note, without prejudice to Holder and without notice to the undersigned or any other maker, endorser or guarantor; and (3) in the event this Note is placed in the hands of any attorney for collection or collected through any legal proceedings, promise to pay all costs of said collection, including a reasonable attorney's fee.

      This Note shall be construed according to the laws of the State of Colorado.

      By its acceptance of this Note, Holder agrees that it will not attempt to collect any amounts due hereunder against any of the subsidiaries or other affiliates of YDI until such time as YDI has failed to make any payment when due, demand for payment has been made on YDI, and YDI has failed to pay the amount demanded by the end of the fifth business day following the date such demand was made.

      Holder may not assign any of its rights under this Note without the prior written consent of YDI.

      In the event of any dispute arising under this Note, such dispute shall be resolved in accordance with the arbitration provisions set forth in that certain Stock Purchase Agreement dated June 25, 2004, between YDI Wireless, Inc., and Holder (the "Stock Purchase Agreement"), as this Note is being delivered pursuant to the Stock Purchase Agreement.

      This Note and the amounts due hereunder are subject to setoff and reduction as contemplated in the Stock Purchase Agreement.

                                        YDI WIRELESS, INC., on behalf of itself
                                        and all of its subsidiaries


                                        By: /s/ David L. Renauld
                                            -------------------------------
                                            David L. Renauld
                                            Vice President

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                                        ACKNOWLEDGED AND AGREED TO:

TERABEAM CORPORATION                    KARLNET, INC.

By: /s/ David L. Renauld                By: /s/ David L. Renauld
    ---------------------------             ---------------------------
David L. Renauld                        David L. Renauld
Vice President                          Vice President


YOUNG DESIGN, INC.                      STUN ACQUISITION CORPORATION

By: /s/ Patrick L. Milton               By: /s/ David L. Renauld
    ---------------------------             ---------------------------
Patrick L. Milton                       David L. Renauld
Chief Financial Officer                 Vice President

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                              AMORTIZATION SCHEDULE
                      Payable to Ricochet Investments, LLC

        Principal                                   $ 300,000
        Annual Int Rate                                     8%
        Term in Months                                     36
        Payment                                    ($9,400.91)

                                  85010.1501.591  28000.0000.000

Payment     Date      Total Pmt      Interest       Principal         Balance
                                                                    300,000.00
   1       7/1/2004    9,400.91      2,000.00        7,400.91       292,599.09
   2       8/1/2004    9,400.91      1,950.66        7,450.25       285,148.84
   3       9/1/2004    9,400.91      1,900.99        7,499.92       277,648.92
   4      10/1/2004    9,400.91      1,850.99        7,549.92       270,099.01
   5      11/1/2004    9,400.91      1,800.66        7,600.25       262,498.76
   6      12/1/2004    9,400.91      1,749.99        7,650.92       254,847.84
   7       1/1/2005    9,400.91      1,698.99        7,701.92       247,145.91
   8       2/1/2005    9,400.91      1,647.64        7,753.27       239,392.64
   9       3/1/2005    9,400.91      1,595.95        7,804.96       231,587.69
   10      4/1/2005    9,400.91      1,543.92        7,856.99       223,730.69
   11      5/1/2005    9,400.91      1,491.54        7,909.37       215,821.32
   12      6/1/2005    9,400.91      1,438.81        7,962.10       207,859.22
   13      7/1/2005    9,400.91      1,385.73        8,015.18       199,844.04
   14      8/1/2005    9,400.91      1,332.29        8,068.62       191,775.42
   15      9/1/2005    9,400.91      1,278.50        8,122.41       183,653.01
   16     10/1/2005    9,400.91      1,224.35        8,176.56       175,476.46
   17     11/1/2005    9,400.91      1,169.84        8,231.07       167,245.39
   18     12/1/2005    9,400.91      1,114.97        8,285.94       158,959.45
   19      1/1/2006    9,400.91      1,059.73        8,341.18       150,618.27
   20      2/1/2006    9,400.91      1,004.12        8,396.79       142,221.48
   21      3/1/2006    9,400.91        948.14        8,452.77       133,768.71
   22      4/1/2006    9,400.91        891.79        8,509.12       125,259.60
   23      5/1/2006    9,400.91        835.06        8,565.85       116,693.75
   24      6/1/2006    9,400.91        777.96        8,622.95       108,070.80
   25      7/1/2006    9,400.91        720.47        8,680.44        99,390.36
   26      8/1/2006    9,400.91        662.60        8,738.31        90,652.05
   27      9/1/2006    9,400.91        604.35        8,796.56        81,855.49
   28     10/1/2006    9,400.91        545.70        8,855.21        73,000.28
   29     11/1/2006    9,400.91        486.67        8,914.24        64,086.04
   30     12/1/2006    9,400.91        427.24        8,973.67        55,112.37
   31      1/1/2007    9,400.91        367.42        9,033.49        46,078.88
   32      2/1/2007    9,400.91        307.19        9,093.72        36,985.16
   33      3/1/2007    9,400.91        246.57        9,154.34        27,830.82
   34      4/1/2007    9,400.91        185.54        9,215.37        18,615.45
   35      5/1/2007    9,400.91        124.10        9,276.81         9,338.64
   36      6/1/2007    9,400.90         62.26        9,338.64            (0.00)

Execution Copy